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                                                                   EXHIBIT 10.05



              GRAND ADVENTURES TOUR & TRAVEL PUBLISHING CORPORATION
                       1998 NON-QUALIFYING INCENTIVE PLAN

         Capitalized terms used herein and not otherwise defined shall be used with the meanings given them in Article II below.

                                   I. PURPOSE

         The purpose of the GATT 1998 Long-Term Non-Qualifying Incentive Plan (the "Plan") is to provide a means whereby GATT, an Oregon corporation (the "Company"), and its Subsidiaries may attract able persons to serve and remain as officers, directors, consultants or contractors of the Company and to provide a means whereby those individuals, whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Company and their desire to remain in its service. A further purpose of the Plan is to provide such key individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company over the long term.

                                 II. DEFINITIONS

         The following definitions shall be applicable during the term of the Plan unless specifically modified by any paragraph:

         a. "Administrator" shall mean the Board or, if a committee has been appointed pursuant to Section IV (a), such committee.

         b. "Board" means the board of directors of the Company.

         c. "Change of Control Value" means the amount determined in clause (i),
     (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Company in any merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to stockholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place or (iii) if a Corporate Change occurs other than as described in clause (i) or clause (ii), the fair market value per share determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of an Option. If the consideration offered to stockholders of the Company in any transaction described in this Paragraph or Paragraph (e) of Article VIII consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

         d. "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

         e. "Common Stock" means the common stock, .0001 par value, of the Company.

         f. "Company" means Grand Adventures Tour & Travel Publishing
     Corporation.

         g. "Corporate Change" means one of the following events: (i) the merger, consolidation or other reorganization of the Company in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Company, a class of securities of any other issuer (except a direct or indirect wholly-owned subsidiary of the Company), cash or other property; (ii) the sale, lease or exchange of all or substantially all of the assets of the Company to any other corporation or entity (except a direct or indirect wholly-owned subsidiary of the Company); (iii) the adoption by the stockholders of the Company of a plan of liquidation and dissolution; (iv) the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by
     Section 13(d)(3)


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     of the Exchange Act, of beneficial ownership, as contemplated by such
     Section, of more than twenty percent (based on voting power) of the Company's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board.

         h. "Eligible Individual" shall mean those officers, directors, consultants and independent contractors of the Company whom the Administrator designates as making or having the potential to make important contributions to the Company's welfare.

         i. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         j. "Fair Market Value" means, as of any specified date, the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded on the Nasdaq SmallCap Market. If the Common Stock is not then included for listing in the Nasdaq SmallCap Market, its Fair Market Value shall be deemed to be the closing price of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not listed on such exchange, such other national securities exchange on which the Common Stock is then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is neither then included for listing in the Nasdaq SmallCap Market nor listed on any national securities exchange but is traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

         k. "Holder" means an Eligible Individual who has been granted an Option.

         l. "Option" means an Option granted under Article VII of the Plan.

         m. "Option Agreement" means a written agreement between the Company and an Eligible Individual with respect to an Option.

         n. "Optionee" means an Eligible Individual who has been granted an option.

         o. "Parent Corporation" shall have the meaning set forth in Section 424(e) of the Code.

         p. "Plan" means this Grand Adventures Tour & Travel Publishing Corporation 1998 Non-Qualifying Incentive Plan.

         q. "Rule 16b-3" means Rule 16b-3 of the general Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

         r. "Subsidiary" means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Company, or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than twenty percent equity interest.

III.  EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan shall be effective upon the date of its adoption by the Board. Notwithstanding any provision of the Plan or of any Option Agreement, no Option shall be exercisable prior to the filing by the Company of a registration statement on Form S-8 relative to the shares of common stock to be required pursuant to the terms of such option. No further Options may be granted under the Plan after ten years from the date the Plan is adopted by the Board. Subject to the provisions of Article X, the Plan shall remain in effect until all Options granted under the Plan have been exercised or have expired by reason of lapse of time.


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                               IV. ADMINISTRATION

         a. General. The Board of Directors shall administer the Plan unless the Board approves a Committee composed of members of the Board.

         b. Powers. The Administrator shall have sole authority, in its discretion, to determine which Eligible Individuals shall receive Options and the number of shares of Common Stock, which may be issued under each Option, and the value of each Option. In making such determinations the Administrator may take into account the nature of the services rendered by the respective Eligible Individuals, their present and potential contribution to the Company's success and such other factors as the Administrator in its discretion shall deem relevant.

         c. Additional Powers. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Option, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Option in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

                     V. GRANT OF OPTIONS SUBJECT TO THE PLAN

         (a) Option Limits. The Committee may from time to time grant Options to one or more Eligible Individuals determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 300,000 shares. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Option. To the extent that an Option lapses or the rights of its Holder terminate or the Option is paid in cash, any shares of Common Stock subject to such Option shall again be available for the grant of an Option. The aggregate number of shares, which may be issued under the Plan, shall be subject to adjustment in the same manner as provided in Article XI with respect to shares of Common Stock subject to Options then outstanding. The Company shall issue separate stock certificates for those shares acquired pursuant to the exercise of an Option.

         (b) Stock Offered. The stock to be offered pursuant to the grant of an Option may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

                                 VI. ELIGIBILITY

         Options made pursuant to the Plan may be granted only to individuals who, at the time of grant, are Eligible Individuals of the Company or any Subsidiary. An Option made pursuant to the Plan may be granted on more than one occasion to the same person.

                               VII. STOCK OPTIONS

         (a) Stock Option Agreement. Each Option shall be evidenced by an Option Agreement between the Company and the Optionee, which shall contain such terms and conditions as may be approved by the Committee, and agreed upon by the Eligible Individual. The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Each Option Agreement shall provide that the Option may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Option.


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         (b) Option Period. The term of each Option shall be as specified by the
Committee at the date of grant and shall be stated in the Option Agreement.

         (c) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee and the applicable term relating to the exercise of the option shall be stated in the Option Agreement.

         (d) Option Price. The purchase price of Common Stock issued under each Option shall be determined by the Committee and shall be stated in the Option Agreement, but such purchase price shall not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is granted.

         (f) Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, key Eligible Individuals of the Company or of any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or such Subsidiary, or the acquisition by the Company or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.


                    VIII. RECAPITALIZATION OR REORGANIZATION

         (a) Except as hereinafter otherwise provided, Options shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Options in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any such Options.

         (b) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

         (c) The shares with respect to which Options may be granted are shares of Common Stock as presently constituted but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

         (d) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of such record of the number of shares of Common Stock then covered by such Option.

         (e) In the event of a Corporate Change, then no later than (i) two business days prior to any Corporate Change referenced in clause (i), (ii),
(iii) or (v) of the definition thereof or (ii) ten business days after any Corporate Change referenced in clause (iv) of the definition thereof, the Committee, acting in its sole discretion without the


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consent or approval of any Optionee, shall act to effect one or more of the following alternatives with respect to outstanding Options which acts may vary among individual Optionees and, with respect to acts taken pursuant to clause
(i) above, may be contingent upon effectuation of the Corporate Change: (A) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate, (B) require the mandatory surrender to the Company by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (C) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (D) provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such merger, consolidation or sale of assets or any distribution in liquidation and dissolution of the Company, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option.

         (f) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted or the purchase price per share of Common Stock subject to Options.

                    IX. AMENDMENT OR TERMINATION OF THE PLAN

         The Board in its discretion may terminate the Plan or alter or amend the Plan or any part thereof from time to time; provided that no change in any Option previously granted may be made which would impair the rights of the Holder without the consent of the Holder, and provided further, that the Board may not, without approval of the Stockholders, amend the Plan:

                  (a) to increase the aggregate number of shares, which may be issued pursuant to the provisions of the Plan on exercise or surrender of Options, except as provided in Article VIII;

                  (b) to change the minimum Option price;

                  (c) to change the class of individuals eligible to receive Options or increase materially the benefits accruing to Eligible Individuals under the Plan;

                  (d) to extend the maximum period during which Options may be granted under the Plan;

                  (e) to modify materially the requirements as to eligibility for participation in the Plan; or

                  (f) to decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

                                    X. OTHER

         (a) No Right to an Option. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give an employee any right to be granted an Option to purchase Common Stock or any other rights hereunder except as may be evidenced by an Option or by an Option Agreement duly executed on


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behalf of the Company, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Option.

         (b) No Employment Rights Conferred. Nothing contained in the Plan or in any Option made hereunder shall (i) confer upon any Eligible Individual any right with respect to continuation of employment with the Company or any Subsidiary or (ii) interfere in any way with the right of the Company or any Subsidiary to terminate his or her employment at any time.

         (c) Other Laws; Withholding. The Company shall not be obligated to issue any Common Stock pursuant to any Option granted under the Plan at any time when the offering of the shares covered by such Option has not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Options any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Committee may permit the Holder of an Option to elect to surrender, or authorize the Company to withhold, shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Company's withholding obligation, subject to such restrictions as the Committee deems necessary to satisfy the requirements of Rule 16b-3.

         (d) No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of such action.

         (e) Restrictions on Transfer. An Option shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Holder only by such Holder or the Holder's guardian or legal representative. The Option Agreement or other written instrument evidencing an Option shall specify the effect of the death of the Holder on the Option.

         (f) Rule 16b-3. It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Option would disqualify the Plan or such Option hereunder, or would otherwise not comply with Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

         (g) Governing Law. This Plan shall be construed in accordance with the laws of the State of Texas.





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